Employees' Compensation and Directors' Remuneration	12 Months Ended
Dec. 31, 2022
Employees Compensation and Directors Remuneration [Abstract]
Employees' compensation and directors' remuneration

32.    Employees’ compensation and directors’ remuneration

a)      According to the Articles of Incorporation of Gorilla Taiwan and NSGUARD Technology Inc., employees’ compensation and directors’ remuneration are based on the current year’s earnings, which should first be used to cover accumulated deficits, if any, and then a ratio of the remaining balance distributed as employees’ compensation and directors’ remuneration. The ratio for employees’ compensation shall be 0.5% whereas the ratio for directors’ remuneration is not specified.

b)      For each of the three years in the period ended December 31, 2022, Gorilla Taiwan and NSGUARD Technology Inc. have incurred net loss before tax. Accordingly, employees’ compensation was not accrued.